UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2024

GLOBAL PARTNER ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39875	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue 32nd Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(646) 585-8975

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-sixth of one redeemable warrant	GPACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GPAC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	GPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed by Global Partner Acquisition Corp II, a Cayman Islands exempted company (the “Company”) with the Securities and Exchange Commission on January 2, 2024 (the “Original 8-K”) to clarify that the Founder Conversion Amendment Proposal (as defined below) does not limit the amount of Class B Ordinary Shares (as defined below) of the Company that can be converted if such proposal is approved by the shareholders at the Extension Meeting (as defined below).

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 7.01 of the Original 8-K, as amended hereby, is set forth below.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on December 13, 2023, Global Partner Acquisition Corp II, a Cayman Islands exempted company (the “Company” or “GPAC II”), Global Partner Sponsor II LLC (the “Sponsor”), Stardust Power Inc., a Delaware corporation (the “Stardust Power”), and certain individuals party thereto (collectively, the “Parties”), entered into an amendment to that certain sponsor letter agreement, dated as of November 21, 2023 (the “Sponsor Letter Agreement”), by and among the Parties, pursuant to which the Parties have agreed that, among other things, the Sponsor shall not be prohibited from transferring (in lieu of forfeiting) up to a maximum aggregate of 170,000 Forfeited Shares (as defined in the Sponsor Letter Agreement) in connection with any non-redemption agreement and assignment of economic interest (or other similar agreement) entered into by the Company and Sponsor prior to the closing of the transactions contemplated by that certain business combination agreement, dated November 21, 2023, by and among GPAC II, Strike Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of GPAC II, Strike Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of GPAC II, and Stardust Power, as it may be amended and supplemented from time to time, and that any such transfer shall reduce the number of Forfeited Shares on a one-for-one basis.

On December 18, 2023, the Company filed a definitive proxy statement (the “Extension Proxy”) for its extraordinary general meeting (the “Extension Meeting”), scheduled to be held on January 9, 2024, at which the Company’s shareholders will vote on, among other things, (i) a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to further extend the period of time by which the Company has to consummate an initial business combination to July 14, 2024 (the “Extension Amendment Proposal”); (ii) a proposal to amend the Memorandum and Articles of Association to eliminate the limitation that the Company may not redeem the Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation Amendment Proposal”); and (iii) a proposal to amend the Memorandum and Articles of Association to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) of the Company to convert its Class B Ordinary Shares into Class A Ordinary Shares on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Conversion Amendment Proposal”). In connection with the Extension Meeting, the Company and the Sponsor intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain unaffiliated third parties pursuant to which (i) such third parties shall agree to not redeem (or validly rescind any redemption requests on) their Class A Ordinary Shares (the “Non-Redeemed Shares”) in connection with the Extension Meeting and (ii) in exchange for the foregoing commitments not to redeem such Class A Ordinary Shares, the Sponsor will agree to transfer Class B Ordinary Shares held by the Sponsor to such third parties promptly following the consummation of an initial business combination if such third parties continue to hold such Non-Redeemed Shares through the Extension Meeting.

In addition, if the Founder Conversion Amendment Proposal is approved, the Company and the Sponsor will convert up to an aggregate of 7,330,000 of Class B Ordinary Shares into Class A Ordinary Shares. Upon conversion of Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares will not be entitled to receive funds from the trust account through redemptions or otherwise and will remain subject to the existing transfer restrictions.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal are approved by shareholders but are expected to increase the amount of funds that remain in the Company’s trust account following the Extension Meeting, relative to the amount remaining in the trust account in the absence of the Non-Redemption Agreements.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 to the Original 8-K and incorporated herein by reference.

Forward-Looking Statements

The information included herein include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, GPAC II’s and Stardust Power’s ability to consummate the transaction, the benefits of the transaction, GPAC II’s and Stardust Power’s future financial performance following the transaction, as well as GPAC II’s and Stardust Power’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on GPAC II’s and Stardust Power’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. GPAC II and Stardust Power caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of GPAC II and Stardust Power. These risks include, but are not limited to, (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of GPAC II’s securities; (ii) the risk that the proposed business combination may not be completed by GPAC II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by GPAC II; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by GPAC II’s shareholders and Stardust Power’s stockholders, the satisfaction of the minimum trust account amount following redemptions by GPAC II’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Stardust Power’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Stardust Power and potential difficulties in Stardust Power’s employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against GPAC II or Stardust Power related to the agreement and the proposed business combination; (vii) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (viii) the ability to maintain the listing of GPAC II’s securities on the Nasdaq; (ix) the price of GPAC II’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Stardust Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting Stardust Power’s business and changes in the combined capital structure; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (xi) the impact of the global COVID-19 pandemic; and (xii) other risks and uncertainties related to the transaction set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GPAC II’s prospectus relating to its initial Public Offering (File No. 333-351558) declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 11, 2021 and other documents filed, or to be filed with the SEC by GPAC II, including GPAC II’s periodic filings with the SEC, including GPAC II’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and any subsequently filed Quarterly Report on Form 10-Q. GPAC II’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

The foregoing list of factors is not exhaustive. There may be additional risks that neither GPAC II nor Stardust Power presently know or that GPAC II or Stardust Power currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in GPAC II’s Extension Proxy and will be described in GPAC II’s proxy statement contained in the registration statement on Form S-4 (the “Registration Statement”), including those under “Risk Factors” therein, and other documents filed by GPAC II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GPAC II and Stardust Power assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GPAC II nor Stardust Power gives any assurance that either GPAC II or Stardust Power will achieve its expectations.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, GPAC II will file a Registration Statement with the SEC that will include a preliminary prospectus with respect to GPAC II’s securities to be issued in connection with the proposed transactions and a preliminary proxy statement with respect to the shareholder meeting of GPAC II to vote on the proposed transactions (the “proxy statement/prospectus”). GPAC II may also file other documents regarding the proposed business combination with the SEC. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at an extraordinary general meeting of GPAC II’s shareholders to be held to approve the proposed business combination and other matters and may contain information that an investor may consider important in making a decision regarding an investment in GPAC II’s securities. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF GPAC II AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GPAC II, STARDUST POWER AND THE PROPOSED BUSINESS COMBINATION. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to shareholders of GPAC II as of a record date to be established for voting on the proposed transaction. Once available, shareholders of GPAC II will also be able to obtain free copies of the Registration Statement, including the proxy statement/prospectus, and other documents containing important information about GPAC II and Stardust Power once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov or by directing a request to Global Partner Acquisition Corp II, 200 Park Avenue 32nd Floor, New York, New York 10166, attention: Global Partner Sponsor II LLC.

Participants in the Solicitation

GPAC II, Stardust Power and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from GPAC II’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers of GPAC II and a description of their interests in GPAC II is set forth in GPAC II’s filings with the SEC (including GPAC II’s prospectus relating to its initial public offering (File No. 333-251558) declared effective by the SEC on January 11, 2021, the Extension Proxy, GPAC II’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and subsequent filings on Form 10-Q and Form 4). Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement. The documents described in this paragraph are available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Global Partner Acquisition Corp II, 200 Park Avenue 32nd Floor, New York, New York 10166, attention: Global Partner Sponsor II LLC. Additional information regarding the names and interests of such participants will be contained in the Registration Statement for the proposed business combination when available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and is not intended to and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GPAC II, Stardust Power or the combined company or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2024

GLOBAL PARTNER ACQUISITION CORP II

By:	/s/ Chandra R. Patel
Name:	Chandra R. Patel
Title:	Chief Executive Officer